May 7, 2015 Fannie Mae 2015 First Quarter Credit Supplement Exhibit 99.2

 This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, the “2015 Q1 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2015 Q1 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2014, the “2014 Form 10-K.” These materials should be reviewed together with the 2015 Q1 Form 10-Q and the 2014 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A dash indicates less than 0.05% or a null value.  Unless otherwise indicated data labeled as “YTD 2015” is as of March 31, 2015 or for the first three months of 2015.

2 Table of Contents Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2015 Q1 4 Home Price Change From 2006 Q3 Through 2015 Q1 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Credit Risk Profile Summary of Single-Family Business Acquisitions 7 Certain Credit Characteristics of Single-Family Business Acquisitions: 2004 - 2015 8 Single-Family Business Acquisitions by Loan Purpose 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 10 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features 11 Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO) Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States 12 Seriously Delinquent Loan and REO Ending Inventory Share by Select States 13 Single-Family Short Sales and REO Sales Prices to UPB of Mortgage Loans 14 Workouts of Fannie Mae Single-Family Loans Single-Family Loan Workouts 15 Re-performance Rates of Modified Single-Family Loans 16 Additional Credit Information for Fannie Mae Single-Family Loans Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 17 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 18 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 19 Multifamily Credit Profile by Acquisition Year 20 Multifamily Credit Profile 21 Multifamily YTD 2015 Credit Losses by State Through 2015 Q1 22

3 10.6% 11.3% 2.7% -3.6% -9.1% -4.8% -4.3% -3.5% 4.1% 8.0% 4.6% 0.4% -15% -10% -5% 0% 5% 10% 15% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 S&P/Case-Shiller Index (1) Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index * Year-to-date as of Q1 2015. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2015. Including subsequent data may lead to materially different results Based on our home price index, we estimate that home prices on a national basis increased by 0.4% in the first quarter of 2015, following increases of 4.6% in 2014 and 8.0% in 2013. Despite the recent increases in home prices, we estimate that, through March 31, 2015, home prices on a national basis remained 9.9% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. * 13.6% 13.5% 1.7% -5.4% -12.0% -3.9% -4.1% -3.9% 6.5% 10.8% 4.6%

4 AK 1.1% 0.2% HI 4.6% 0.8% TX 6.5% 5.7% MT 2.6% 0.3% CA 8.1% 19.7% NM 1.7% 0.5% AZ 5.3% 2.4% NV 7.4% 1.0% CO 9.5% 2.7% WY 2.8% 0.2% OR 7.5% 1.7% UT 2.9% 1.1% MN 2.3% 1.9% ID 5.0% 0.5% KS 1.7% 0.5% NE 3.5% 0.4% SD 0.3% 0.2% ND 2.9% 0.1% OK 3.4% 0.6% MO 2.6% 1.3% WA 6.1% 3.5% GA 4.1% 2.6% IL 4.0% 4.1% IA 1.9% 0.7% WI 2.4% 1.8% AR 1.3% 0.5% AL 1.9% 1.0% NC 2.2% 2.4% MS 1.5% 0.4% NY 2.9% 5.5% PA 2.7% 3.0%OH 2.0% 2.1% IN 1.8% 1.2% FL 8.1% 5.6% LA 3.0% 0.9% TN 3.8% 1.3% MI 5.7% 2.4% KY 2.6% 0.6% VA 0.5% 3.5% ME 2.0% 0.3% SC 2.9% 1.2% WV - 0.7% 0.2% MD 1.0% 2.7% VT 0.7% 0.2% NH 4.0% 0.5% MA 2.9% 3.0% NJ 1.5% 4.0% CT 0.2% 1.3% DE 3.0% 0.4% RI 1.1% 0.3% DC 4.5% 0.4% Below 0% 0% to 5% 5% to 10% *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2015. UPB estimates are based on data available through the end of March 2015. Including subsequent data may lead to materially different results One Year Home Price Change as of 2015 Q1* United States 4.1% State Growth Rate State: NM Growth Rate: 1.7% UPB %: 0.5% Example

5 TX 19.6% 5.7% MT 6.1% 0.3% CA -21.3% 19.7% NM -9.7% 0.5% UT 0.9% 1.1% CO 11.7% 2.7% KS 3.3% 0.5% OR -8.7% 1.7% AZ -30.5% 2.4% NE 6.5% 0.4% WY 12.3% 0.2% NV -37.8% 1.0% SD 13.3% 0.2% MN -11.7% 1.9% MO -4.7% 1.3% ID -12.0% 0.5% WA -9.3% 3.5% IA 6.1% 0.7% ND 41.9% 0.1% OK 10.9% 0.6% WI -7.4% 1.8% AR -0.2% 0.5% AL -4.6% 1.0% NC -2.6% 2.4% GA -13.9% 2.6% MS -2.6% 0.4% NY -7.2% 5.5% PA -0.8% 3.0% IN 0.3% 1.2% OH -8.6% 2.1% LA 9.2% 0.9% TN 0.1% 1.3% KY 2.6% 0.6% IL -17.9% 4.1% FL -33.3% 5.6% MI -16.6% 2.4% VA -13.9% 3.5% ME -9.9% 0.3% SC -5.1% 1.2% WV -0.1% 0.2% VT -6.5% 0.2% MA -8.6% 3.0% MD -22.9% 2.7% NH -14.6% 0.5% NJ -22.2% 4.0% CT -20.9% 1.3% DE -15.9% 0.4% RI -28.0% 0.3% DC 22.6% 0.4% AK 5.8% 0.2% HI -3.9% 0.8% United States -9.9% *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2015. UPB estimates are based on data available through the end of March 2015. Including subsequent data may lead to materially different results. Note: Home prices on a national basis reached a peak in the third quarter of 2006. Home Price Change From 2006 Q3 Through 2015 Q1* Below -30% -30% to -15% -15% to -5% -5% to 0% 0% to 5% 5% and Above State Growth Rate State: NM Growth Rate: -9.7% UPB %: 0.5% Example

FannieMae

Credit Characteristics of Single-Family Business Acquisitions (1)

Acquisition Period	Q1 2015		Full Year 2014		Q4 2014		Q3 2014		Q2 2014		Q1 2014	
	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)
Unpaid Principal Balance (billions)	$113.2	$104.9	$369.8	$324.8	$106.0	$97.0	$102.3	$92.2	$85.2	$73.9	$76.4	$61.8
Weighted Average Origination Note Rate	3.98%	3.97%	4.31%	4.28%	4.22%	4.20%	4.28%	4.26%	4.37%	4.35%	4.41%	4.37%
Origination Loan-to-Value (LTV) Ratio												
<= 60%	18.5%	17.8%	15.9%	15.1%	16.5%	15.8%	14.7%	13.9%	15.8%	14.8%	16.9%	16.5%
60.01% to 70%	14.6%	14.6%	12.2%	12.1%	12.7%	12.6%	11.7%	11.5%	11.7%	11.6%	12.5%	12.8%
70.01% to 80%	40.4%	42.0%	40.4%	43.5%	40.8%	42.7%	41.0%	43.5%	40.6%	44.1%	38.8%	44.0%
80.01% to 90%	12.4%	12.2%	13.1%	12.7%	13.3%	13.1%	13.8%	13.6%	13.0%	12.4%	12.3%	11.3%
90.01% to 100%	13.2%	13.4%	16.2%	16.5%	15.6%	15.9%	17.1%	17.5%	16.6%	17.1%	15.3%	15.4%
> 100%	0.9%	—	2.2%	—	1.2%	—	1.7%	—	2.3%	—	4.2%	—
Weighted Average Origination LTV Ratio	74.2%	74.2%	76.6%	76.1%	75.8%	75.7%	77.1%	76.8%	76.8%	76.3%	76.8%	75.2%
FICO Credit Scores (3)												
< 620	0.7%	—	1.2%	—	0.9%	—	1.1%	—	1.3%	—	1.8%	—
620 to < 660	4.6%	4.0%	5.4%	4.4%	5.4%	4.7%	5.4%	4.6%	5.3%	4.1%	5.7%	4.1%
660 to < 700	11.8%	11.4%	13.4%	12.6%	13.2%	12.7%	13.4%	12.7%	13.3%	12.3%	13.9%	12.6%
700 to < 740	20.1%	20.3%	21.0%	21.2%	20.8%	21.0%	21.1%	21.3%	20.8%	21.1%	21.3%	21.5%
>=740	62.7%	64.3%	58.9%	61.7%	59.8%	61.6%	59.0%	61.4%	59.3%	62.5%	57.3%	61.7%
Weighted Average FICO Credit Score	748	751	744	748	745	748	744	748	744	749	741	748
Certain Characteristics												
Fixed-rate	97.2%	97.1%	95.3%	94.9%	96.1%	95.9%	95.2%	94.9%	95.1%	94.6%	94.6%	93.8%
Adjustable-rate	2.8%	2.9%	4.7%	5.1%	3.9%	4.1%	4.8%	5.1%	4.9%	5.4%	5.4%	6.2%
Alt-A (4)	0.5%	—	0.9%	—	0.6%	—	0.8%	—	0.8%	—	1.3%	—
Interest Only	—	—	—	—	—	—	—	—	—	—	0.1%	0.1%
Investor	8.4%	7.7%	9.0%	7.7%	8.2%	7.4%	8.1%	7.1%	9.0%	7.7%	11.2%	9.1%
Condo/Co-op	9.6%	9.6%	10.3%	10.3%	9.9%	10.0%	10.1%	10.1%	10.6%	10.7%	10.7%	10.8%
Refinance	63.2%	60.2%	48.3%	41.1%	50.3%	45.7%	43.4%	37.2%	45.6%	37.3%	54.9%	44.3%
Loan Purpose												
Purchase	36.8%	39.8%	51.7%	58.9%	49.7%	54.3%	56.6%	62.8%	54.4%	62.7%	45.1%	55.7%
Cash-out refinance	18.8%	20.3%	16.1%	18.3%	18.1%	19.8%	14.9%	16.5%	14.9%	17.2%	16.0%	19.8%
Other refinance	44.4%	40.0%	32.2%	22.8%	32.2%	25.9%	28.5%	20.6%	30.7%	20.2%	38.9%	24.5%
Top 3 Geographic Concentration	Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions	
	California	25.6%	California	21.2%	California	22.1%	California	20.5%	California	20.9%	California	21.2%
	Texas	6.7%	Texas	7.7%	Texas	7.5%	Texas	8.0%	Texas	8.2%	Texas	7.4%
	Florida	4.7%	Florida	5.3%	Florida	5.1%	Florida	5.2%	Florida	5.4%	Florida	5.6%

(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions.

(2) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus™ initiative, which includes the Home Affordable Refinance Program® ("HARP®"). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(4) Newly originated Alt-A loans for the applicable periods consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae's 2015 Q1 Form 10-Q.

6

7 <= 60% 60.01% to 80% 80.01% to 95% > 95% Total >= 740 11.1% 35.1% 14.6% 0.9% 61.7% 660 to < 740 4.6% 19.1% 9.7% 0.8% 34.2% 620 to < 660 0.7% 2.6% 0.7%  4.1% Total 16.5% 56.8% 25.0% 1.7% 100.0%FIC O C red it S cor e (2) For the Three Months Ended March 31, 2014 Origination Loan-to-Value (LTV) Ratio <= 60% 60.01% to 80% 8 . t 95 > 95% Total >= 740 12.9% 36.5 14.4 0.4% 64 3 660 to < 740 4.2% 17 9.4% 0.5 31 7 620 to < 660 .7% 2.4 0.9  4.0% Total 17.8% 5 .6 24.7 0.9% 100.0%FIC O C red it S cor e (2) For the Three Months Ended March 31, 2015 Origination Loan-to-Value (LTV) Ratio <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >= 740 2.3% 4.5% -0.2% -1.1% 5.5% 660 to < 740 -0.4% -0.3% -1.0% -1.4% -3.2% 620 to < 660 -0.1% -0.2% -0.3% -0.4% -1.1% < 620 -0.2% -0.3% -0.4% -0.3% -1.2% Total 1.6% 3.7% -2.0% -3.3%  Change in Acquisitions Profile Origination Loan-to-Value (LTV) Ratio FIC O C red it S cor e (2) <= 60% 60.01% to 80% 80.01% to 100% > 100% Total >= 740 10.7% 30.5% 14.7% 1.4% 57.3% 660 to < 740 5.0% 17.6% 10.9% 1.8% 35.2% 620 to < 660 0.9% 2.7% 1.4% 0.6% 5.7% < 620 0.3% 0.5% 0.6% 0.4% 1.8% Total 16.9 51.3 27.6 4.2% 100.0% For the Three Months Ended March 31, 2014 Origination Loan-to-Value (LTV) Ratio FIC O C red it S cor e (2) <= 60% 60.01% to 80% 8 . to 10 > 100% Total >= 740 13. % 35.0 14. 0.3% 62 7 660 to < 740 4.5% 17 2 9.9% 0.4% 32 0 620 to < 660 .8% .5 1.1 0.1 4. < 620 0.1% .2 .2 .1 .7 Total 18.5% 55.0 25.6% .9% 100.0% For the Three Months Ended March 31, 2015 Origination Loan-to-Value (LTV) Ratio FIC O C red it S cor e (2)Credit Risk Profile Summary of Single-Family Business Acquisitions (1) Credit Profile for Single-Family Acquisitions (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes HARP. Credit Profile for Singl -Family Acquisitions (Excluding Refi Plus) (3) <= 60% 60.01% to 80% 8 .01% to 95% > 95% Total >= 740 .8% 1.5% -0.2% -0.5% 2.6% 660 to < 740 -0.4% -1.5% -0.3% -0.3% -2.5% 6 to < 660 -0.1% -0.2% 0.1%  -0.1% Total 1.3% - .2% - .4% - .7% FIC O C red it S cor e (2) Change in Acquisitions Profile Origination Loan-to-Value (LTV) Ratio

8 0% 20% 40% 60% 80% 100% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015* Share of Single-Family Business Acquisitions: Loan Purpose - Purchase 0% 20% 40% 60% 80% 100% 2004 2005 2006 20 7 20 8 2009 201 2011 2012 2013 2014 2015* Share of Single-Family Business Acquisitions: Fixed Rate Product 0% 5% 10% 15% 20% 660 680 700 720 740 760 780 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015* Weighted Average FICO Credit Score (Left Axis) FICO Credit Score < 620 (Right Axis) 0% 5% 10% 15% 20% 40% 60% 80% 100% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015* Weighted Average Origination LTV Ratio (Left Axis) Weighted Average Origination LTV Ratio Excluding HARP (Left Axis) Origination LTV > 90% (Right Axis) Certain Credit Characteristics of Single-Family Business Acquisitions: 2004 – 2015(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) The refinance of loans under the Home Affordable Refinance Program (“HARP”), which started in April 2009, contributed to an increase in our acquisition of loans with high loan-to-value ratios. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. Loans acquired after 2009 with FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. FICO Credit Score (3) Origination Loan-to-Value Ratio (2) Product Feature * Year-to-date through March 31, 2015.

9 HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) Unpaid Principal Balance (billions) $27.9 $44.7 $59.0 $80.5 $55.6 $81.2 $129.9 $73.8 $99.5 $64.4 $21.5 $23.5 $3.1 $5.2 Weighted Average Origination Note Rate 5.05% 4.85% 5.00% 4.68% 4.78% 4.44% 4.14% 3.89% 4.04% 3.80% 4.62% 4.39% 4.29% 4.12% Origination Loan-to-Value Ratio: <=80%  100%  100%  100%  100%  100%  100%  100% 80.01 to 105% 99.1%  94.4%  88.1%  57.2%  58.4%  73.3%  77.9%  105.01% to 125% 0.9% 5.6% 11.9% 22.1% 21.5% 16.9% 14.7% >125%       20.7  20.1  9.9%  7.4%  Weighted Average Origination Loan-to-Value Ratio 90.7% 63.3% 92.2% 62.3% 94.3% 60.2% 111.0% 61.1% 109.8% 60.2% 101.5% 61.3% 98.8% 60.6% FICO Credit Scores (2) < 620 1.2% 0.8% 2.0% 1.4% 2.1% 1.7% 3.7% 2.9% 6.7% 5.3% 10.6% 9.3% 9.8% 8.2% 620 to < 660 2.5 1.7 3.6 2.4 3.8 2.8 6.0 4.2 9.5 6.9 14.5 11.2% 14.3% 10.2% 660 to < 740 31.9% 23.0% 33.1% 23.9% 32.6% 25.6% 33.8% 26.0% 38.7% 31.9% 41.0% 36.5 39.9 33.5 >=740 64.4 74.5 61.2 72.3 61.5 70.0 56.6 66.9 45.1 55.8 33.9 43.0% 36.0% 48.2% Weighted Average FICO Credit Score 749 762 746 760 746 758 738 753 722 737 704 717 708 725 2012 2015*2013 2014 Acquisition Year 2009 2010 2011 4.1% 9.8% 9.9% 15.6% 13.7% 5.8% 2.8% 6.5% 13.6% 14.4% 8.9% 8.8% 6.4% 4.6% 69.4% 54.0% 52.2% 55.0% 47.7% 36.1% 55.8% 20.1% 22.6% 23.5% 20.6% 29.8% 51.7% 36.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2009 2010 2011 2012 2013 2014 2015* % o f Si ngl e-F am ily Bus ine ss A cqu isit ion s HARP Acquisitions Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions Single-Family Business Acquisitions by Loan Purpose (1) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. * Year-to-date through March 31, 2015.

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

As of March 31, 2015	Overall Book	Origination Year									
		2015	2014	2013	2012	2011	2010	2009	2008	2007	2006 and Earlier
Unpaid Principal Balance (billions) (1)	$2,777.1	$69.1	$342.8	$561.6	$638.8	$263.0	$222.7	$160.0	$60.7	$108.7	$349.7
Share of Single-Family Conventional Guaranty Book	100.0%	2.5%	12.3%	20.2%	23.0%	9.5%	8.0%	5.8%	2.2%	3.9%	12.6%
Average Unpaid Principal Balance (1)	$159,832	$224,363	$197,766	$187,996	$189,725	$160,364	$159,142	$154,227	$146,554	$161,665	$91,640
Serious Delinquency Rate	1.78%	—	0.07%	0.25%	0.28%	0.42%	0.59%	1.00%	6.05%	10.34%	4.46%
Weighted Average Origination Loan-to-Value Ratio	74.7%	73.6%	76.8%	76.5%	76.2%	71.3%	71.2%	69.8%	74.7%	78.3%	73.3%
Origination Loan-to-Value Ratio > 90% (2)	16.0%	13.0%	18.8%	20.2%	18.9%	12.6%	10.4%	6.6%	12.6%	20.8%	11.2%
Weighted Average Mark-to-Market Loan-to-Value Ratio	64.2%	73.4%	74.2%	66.1%	59.8%	55.0%	56.6%	58.6%	73.0%	89.5%	62.7%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	3.7%	0.6%	1.4%	3.1%	2.9%	0.5%	0.8%	0.8%	8.9%	21.6%	7.9%
Mark-to-Market Loan-to-Value Ratio > 125%	1.3%	0.2%	0.4%	1.1%	0.9%	—	—	—	1.9%	9.8%	3.0%
Weighted Average FICO (3)	744	750	743	750	759	758	757	753	715	692	704
FICO < 620 (3)	2.4%	0.6%	1.2%	1.6%	1.0%	0.7%	0.7%	0.8%	5.9%	11.3%	7.8%
Interest Only	2.4%	—	—	0.2%	0.3%	0.6%	0.9%	1.0%	8.1%	19.1%	9.5%
Negative Amortizing	0.2%	—	—	—	—	—	—	—	—	—	1.3%
Fixed-rate	92.2%	98.2%	95.6%	97.6%	97.6%	95.0%	96.0%	97.3%	74.3%	63.9%	73.9%
Primary Residence	88.0%	88.3%	86.9%	86.3%	88.7%	87.3%	89.3%	90.8%	87.6%	89.8%	88.8%
Condo/Co-op	9.4%	9.2%	10.1%	10.3%	9.0%	8.6%	8.4%	8.8%	10.9%	9.6%	9.3%
Credit Enhanced (4)	16.4%	22.8%	28.9%	19.8%	13.9%	9.0%	6.6%	5.8%	25.1%	30.3%	12.4%
Cumulative Default Rate (5)	—	—	—	0.1%	0.2%	0.3%	0.5%	0.7%	4.6%	13.9%	—

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2015.

(2) The increase after 2009 is primarily the result of the Home Affordable Refinance Program ("HARP"), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.

(5) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2006 and earlier cumulative default rates, refer to slide 18.

10

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features

	Categories Not Mutually Exclusive [1]							
As of March 31, 2015	Interest Only Loans	Loans with FICO < 620 [2]	Loans with FICO ≥ 620 and < 660 [2]	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90%	Alt-A Loans [3]	Refi Plus Including HARP [4]	Subtotal of Certain Product Features [1]
Unpaid Principal Balance (billions) [5]	$66.9	$68.0	$152.5	$444.1	$20.1	$113.5	$524.6	$995.6
Share of Single-Family Conventional Guaranty Book	2.4%	2.4%	5.5%	16.0%	0.7%	4.1%	18.9%	35.9%
Average Unpaid Principal Balance [5]	$231,789	$118,997	$132,662	$171,343	$133,667	$149,402	$158,974	$153,394
Serious Delinquency Rate	8.95%	8.22%	5.58%	2.56%	8.95%	7.41%	0.73%	3.15%
Acquisition Years 2005 - 2008	81.5%	42.9%	34.1%	11.1%	32.5%	60.9%	—	19.2%
Weighted Average Origination Loan-to-Value Ratio	74.1%	81.5%	79.4%	104.5%	107.9%	78.0%	86.8%	85.2%
Origination Loan-to-Value Ratio > 90%	7.9%	29.6%	23.4%	100.0%	100.0%	14.9%	39.9%	44.6%
Weighted Average Mark-to-Market Loan-to-Value Ratio	86.5%	76.5%	73.6%	90.5%	98.6%	78.9%	71.2%	75.4%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	21.1%	12.8%	9.8%	13.9%	26.8%	15.8%	8.5%	8.8%
Mark-to-Market Loan-to-Value Ratio > 125%	9.2%	5.5%	4.1%	5.3%	13.2%	6.9%	2.6%	3.3%
Weighted Average FICO [2]	723	584	642	729	583	712	737	719
FICO < 620 [2]	1.5%	100.0%	—	4.5%	100.0%	2.5%	4.6%	6.8%
Fixed-rate	23.5%	82.8%	85.3%	95.2%	87.6%	65.0%	98.8%	88.8%
Primary Residence	85.5%	94.6%	93.0%	91.5%	94.4%	76.9%	84.8%	89.0%
Condo/Co-op	14.9%	4.8%	6.1%	10.1%	5.9%	9.9%	9.5%	9.0%
Credit Enhanced [6]	13.4%	23.4%	21.1%	60.2%	56.3%	10.8%	12.5%	29.8%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.

(2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(3) For a description of our Alt-A loan classification criteria, refer to Fannie Mae's 2015 Q1 Form 10-Q.

(4) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program ("HARP"). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(5) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2015.

(6) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information.

11

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States

	SF Conventional Guaranty Book of Business as of March 31, 2015 [1]				Seriously Delinquent Loans as of March 31, 2015 [2]		Real Estate Owned (REO)				
	UPB ($ in Billions)	% of Total	Weighted Average Mark-to-Market LTV	Mark-to-Market LTV > 100%	Seriously Delinquent Loan Share [2]	SDQ Rate [2]	Q1 2015 Acquisitions (# of Properties)	Q1 2015 Dispositions (# of Properties)	REO Ending Inventory as of March 31, 2015	Average Days to Foreclosure [3]	% of YTD 2015 Credit Losses [4]
Select States [5]											
California	$545.9	19.7%	54.5%	3.4%	5.2%	0.66%	847	1,435	2,989	717	0.1%
Texas	$157.1	5.7%	59.9%	0.1%	3.0%	0.80%	558	781	1,391	642	0.5%
Florida	$154.7	5.6%	72.5%	16.4%	14.1%	3.91%	5,858	7,581	17,248	1,432	26.3%
New York	$153.0	5.5%	59.5%	3.9%	10.6%	4.04%	651	519	2,127	1,604	5.8%
Illinois	$112.6	4.1%	72.8%	10.9%	5.5%	2.20%	1,693	2,754	8,124	930	11.7%
New Jersey	$110.2	4.0%	69.6%	9.3%	10.2%	5.62%	944	594	3,368	1,512	8.1%
Washington	$98.4	3.5%	63.9%	3.3%	2.0%	1.20%	554	1,056	1,882	936	2.1%
Virginia	$97.7	3.5%	65.3%	3.8%	1.6%	0.99%	419	551	1,314	541	1.4%
Pennsylvania	$84.4	3.0%	66.6%	3.2%	4.5%	2.24%	1,099	1,185	2,999	1,000	5.1%
Massachusetts	$83.7	3.0%	62.3%	2.5%	3.0%	2.17%	402	247	1,408	1,271	1.5%
Region [6]											
Midwest	$412.8	14.9%	69.8%	5.7%	15.9%	1.49%	5,428	8,279	20,317	715	23.6%
Northeast	$524.6	18.9%	64.9%	5.1%	33.5%	3.41%	4,128	3,617	13,631	1,251	26.4%
Southeast	$611.4	22.0%	68.6%	7.6%	29.4%	2.19%	10,006	13,181	31,063	1,134	41.2%
Southwest	$452.1	16.3%	63.6%	2.4%	10.0%	0.96%	2,387	3,408	6,139	591	4.3%
West	$776.3	28.0%	57.6%	3.9%	11.3%	0.93%	2,367	3,575	8,169	950	4.5%
Total	$2,777.1	100.0%	64.2%	5.0%	100.0%	1.78%	24,316	32,060	79,319	989	100.0%

(1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of March 31, 2015. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2015.

(2) "Seriously delinquent loans" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. "Seriously delinquent loan share" refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. "SDQ rate" refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region.

(3) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first three months of 2015. Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation.

(4) Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. For information on total credit losses, refer to Fannie Mae's 2015 Q1 Form 10-Q.

(5) Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of March 31, 2015.

(6) For information on which states are included in each region, refer to Fannie Mae's 2015 Q1 Form 10-Q.

12

13 577 309 20.9% 14.1% 6.7% (NJ) 10.6% 6.7% (NY) 10.2% 6.4% (IL) 5.5% 6.9% (CA) 5.2% 0 100 200 300 400 500 600 0% 5% 10% 15% 20% 25% 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 SD Q Vo lum e ( Th ou sa nd s) SDQ Volume Florida New York New Jersey Illinois California 106 79 13.1% 21.7% 0.6% 2.7% 0.9% 4.2% 10.0% 10.2% 8.4% 3.8% 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 RE O En din g I nv en tor y ( Th ou sa nd s) REO Ending Inventory Florida New York New Jersey Illinois California Seriously Delinquent Loan and REO Ending Inventory Share by Select States (1) Seriously Delinquent Loan Share by Select States (2) REO Ending Inventory Share by Select States (3) (1) Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of March 31, 2015. (2) “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. (3) Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. Our single-family serious delinquency rate and the period of time that loans remain seriously delinquent continue to be negatively impacted by the length of time required to complete a foreclosure in some states. High levels of foreclosures, changes in state foreclosure laws, new federal and state servicing requirements imposed by regulatory actions and legal settlements, and the need for servicers to adapt to these changes have lengthened the time it takes to foreclose on a mortgage loan in a number of states, particularly in New York, Florida and New Jersey. Longer foreclosure timelines result in these loans remaining in our book of business for a longer time, which has caused our serious delinquency rate to decrease more slowly in the last few years than it would have if the pace of foreclosures had been faster.

14 70.4% 71.7% 74.3% 76.2% 78.0% 78.6% 79.7% 80.4% 80.4% 80.7% 63.3% 64.5% 66.6% 68.2% 69.9% 70.6% 71.7% 72.2% 72.2% 72.6% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 Short Sales Gross Sales / UPB Short Sales Net Sales / UPB Short Sales Net Sales Prices to UPB Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Florida 67.9% 68.3% 68.9% 70.2% 69.1% California 74.3% 75.8% 76.8% 77.8% 78.4% New Jersey 63.9% 68.1% 66.8% 64.4% 67.8% Illinois 61.7% 63.5% 65.1% 64.4% 65.5% New York 69.9% 71.0% 71.6% 70.4% 73.6% Nevada 65.4% 68.6% 68.9% 71.1% 68.6% Maryland 67.1% 68.7% 69.2% 71.2% 70.0% Washington 75.2% 76.1% 76.7% 79.3% 76.2% Arizona 72.2% 73.0% 74.1% 73.5% 75.3% Michigan 64.1% 63.3% 68.5% 65.3% 67.6% REO Net Sales Prices to UPB Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q 2015 Florida 64.6% 66.5% 67.7% 69.2% 70.8% Illinois 56.6% 58.5% 59.5% 58.6% 60.8% Michigan 60.8% 63.2% 60.4% 56.2% 59.2% Ohio 52.9% 54.4% 56.7% 56.1% 55.9% California 80.1% 81.8% 81.2% 78.5% 81.3% Pennsylvania 60.8% 61.0% 61.0% 60.2% 59.6% Washington 76.9% 77.8% 79.5% 78.5% 81.8% Maryland 59.3% 60.4% 61.7% 61.4% 64.9% Georgia 70.1% 74.0% 75.2% 75.7% 76.8% North Carolina 73.4% 76.0% 75.1% 74.0% 75.9% 68.5% 70.6% 74.6% 74.8% 74.2% 73.8% 75.7% 75.9% 75.2% 76.3% 62.3% 64.6% 68.4% 68.5% 67.9% 67. % 69.2% 69.3% 68.6% 69.8% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 REO Gross Sales / UPB REO Net Sales / UPB Single-Family Short Sales and REO Sales Prices to UPB of Mortgage Loans (1) Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, or sold through the FHFA Rental Pilot). (2) Sales Prices to UPB are calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seller or other parties at closing. (3) The states shown had the greatest volume of properties sold in the first three months of 2015 in each respective category. REO (1) Direct Sale Dispositions: Sales Prices to UPB (2) Short Sales: Sales Prices to UPB (2) Net Sales Prices to UPB Trends for Top 10 States (3)

15 40 43 40 37 39 36 32 29 26 27 4 4 3 2 2 2 2 2 2 2 44 48 44 40 41 38 34 31 28 29 0 10 20 30 40 50 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 # o f L oa ns (T ho us an ds ) Modif ications Repayment Plans and Forbearances Completed 15 12 14 12 9 7 7 5 4 4 4 4 4 3 4 3 3 3 2 2 19 16 18 15 13 10 10 8 7 6 0 10 20 30 40 50 2012 4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 # o f L oa ns (T ho us an ds ) Short Sales Deeds-in-Li u Single-Family Loan Workouts Foreclosure Alternatives (2) Home Retention Strategies (1) (1) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed. (2) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property.

16 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 Modifications (2) 46,671 35,332 41,697 39,712 43,153 40,358 37,337 39,159 36,044 32,010 28,861 25,908 % Current or Paid Off 3 months post modification 85% 84% 84% 85% 86% 83% 83% 84% 83% 79% 79% 80% 6 months post modification 78% 77% 80% 82% 79% 77% 79% 79% 76% 72% 74% n/a 9 months post modification 73% 76% 78% 78% 76% 75% 76% 74% 72% 71% n/a n/a 12 months post modification 73% 75% 76% 76% 75% 74% 73% 73% 72% n/a n/a n/a 15 months post modification 73% 74% 74% 75% 74% 71% 72% 72% n/a n/a n/a n/a 18 months post modification 72% 73% 75% 75% 72% 70% 72% n/a n/a n/a n/a n/a 21 months post modification 72% 74% 75% 74% 72% 71% n/a n/a n/a n/a n/a n/a 24 months post modification 73% 75% 74% 74% 73% n/a n/a n/a n/a n/a n/a n/a Re-performance Rates of Modified Single-Family Loans (1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications reflect permanent modifications which does not include loans currently in trial modifications. (2) Defined as total number of completed modifications for the time periods noted.

17 2015 2014 2013 2012 2011 2010 2015 2014 2013 2012 2011 2010 Certain Product Features (3) Negative Amortizing Loans 0.2% 0.2% 0.2% 0.3% 0.3% 0.4% 0.9% 0.9% 0.8% 0.5% 1.2% 1.9% Interest Only Loans 2.4% 2.5% 2.9% 3.7% 4.7% 5.6% 11.1% 10.2% 18.7% 21.8% 25.8% 28.6% Loans with FICO < 620 (4) 2.4% 2.5% 2.6% 2.9% 3.2% 3.5% 14.1% 12.1% 7.0% 7.8% 7.9% 8.0% Loans with FICO ≥ 620 and < 660 (4) 5.5% 5.5% 5.5% 6.0% 6.7% 7.4% 19.0% 17.6% 15.7% 14.2% 14.7% 15.1% Loans with Origination LTV Ratio > 90% 16.0% 15.9% 15.1% 12.8% 10.0% 9.4% 17.7% 15.3% 20.8% 16.8% 14.0% 15.9% Loans with FICO < 620 and Origination LTV Ratio > 90% (4) 0.7% 0.7% 0.7% 0.7% 0.7% 0.8% 3.3% 2.9% 2.0% 2.3% 2.2% 2.7% Alt-A Loans (5) 4.1% 4.2% 4.7% 5.6% 6.6% 7.6% 19.3% 17.4% 26.0% 23.7% 27.3% 33.2% Subprime Loans (6) 0.1% 0.1% 0.1% 0.2% 0.2% 0.2% 1.0% 1.3% -0.2% 1.1% 0.6% 1.1% Refi Plus Including HARP 18.9% 19.1% 19.5% 16.5% 11.2% 7.1% 11.8% 10.4% 7.4% 3.5% 1.4% 0.1% Vintages 2009 - 2015 81.3% 80.5% 76.2% 65.3% 51.6% 39.0% 14.9% 13.3% 10.0% 5.1% 2.4% 0.4% 2005 - 2008 11.7% 12.2% 14.7% 21.7% 30.4% 38.0% 67.2% 74.7% 77.6% 81.8% 82.9% 87.9% 2004 & Prior 7.0% 7.3% 9.1% 13.1% 18.0% 23.0% 17.9% 12.0% 12.4% 13.1% 14.8% 11.7% Select States (7) Florida 5.6% 5.6% 5.7% 6.0% 6.3% 6.6% 26.3% 32.6% 28.9% 21.4% 11.0% 17.5% Illinois 4.1% 4.1% 4.1% 4.2% 4.3% 4.3% 11.7% 10.9% 12.9% 9.6% 3.5% 4.3% New Jersey 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 8.1% 7.2% 3.7% 2.0% 0.8% 1.2% Maryland 2.7% 2.7% 2.8% 2.8% 2.9% 2.8% 6.7% 5.9% 3.1% 1.8% 0.6% 1.9% New York 5.5% 5.5% 5.6% 5.6% 5.6% 5.5% 5.8% 4.8% 1.9% 0.9% 0.6% 0.8% Pennsylvania 3.0% 3.0% 3.1% 3.1% 3.0% 3.0% 5.1% 4.2% 3.0% 1.6% 0.8% 0.8% Ohio 2.1% 2.1% 2.1% 2.2% 2.3% 2.4% 4.2% 4.2% 4.1% 3.3% 2.1% 2.2% Connecticut 1.3% 1.3% 1.4% 1.4% 1.4% 1.4% 2.8% 2.8% 1.4% 0.9% 0.3% 0.4% Michigan 2.4% 2.4% 2.4% 2.5% 2.5% 2.6% 2.7% 1.7% 3.2% 4.5% 5.8% 6.3% Washington 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% 2.1% 3.5% 3.7% 2.5% 3.2% 1.5% All Other States 65.8% 65.7% 65.4% 64.7% 64.2% 63.9% 24.5% 22.2% 34.2% 51.7% 71.2% 63.1% % of Single-Family Conventional Guaranty Book of Business (1) % of Single-Family Credit Losses (2) (1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted, with the exception of 2015 which is as of March 31, 2015. (2) Based on the single-family credit losses for the year ended December 31 for the time periods noted, with the exception of 2015 which is through March 31, 2015. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been allocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. The percent of Single-Family Credit Losses in 2014 for Interest Only loans has been corrected from the amount previously reported. (3) Loans with multiple product features are included in all applicable categories. Categories are not mutually exclusive. (4) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2015 Q1 Form 10-Q. (6) For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2014 Form 10-K. (7) Select states represent the top ten states with the highest percentage of single-family credit losses for the three months ended March 31, 2015. Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

18 2002 2003 2004 2005 2006 2007 2008 20092010201120122014 2013 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2015 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

FannieMae

Multifamily Credit Profile by Loan Attributes

As of March 31, 2015	Loan Counts	Unpaid Principal Balance ($ in Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent (1)	YTD 2015 Multifamily Credit Losses ($ in Millions) (2)(3)	2014 Multifamily Credit Losses ($ in Millions) (2)(3)	2013 Multifamily Credit Losses ($ in Millions) (2)(3)	2012 Multifamily Credit Losses ($ in Millions) (3)
Total Multifamily Guaranty Book of Business	32,293	$205.1	100%	0.09%	$3	$(46)	$52	$257
Credit Enhanced Loans:								
Credit Enhanced	29,626	$190.3	93%	0.09%	$9	$(35)	$0	$189
Non-Credit Enhanced	2,667	$14.7	7%	0.16%	$(6)	$(11)	$52	$68
Origination loan-to-value ratio: (4)								
Less than or equal to 70%	20,575	$112.2	55%	0.06%	$(4)	$(11)	$24	$37
Greater than 70% and less than or equal to 80%	9,809	$86.9	42%	0.11%	$5	$(38)	$18	$182
Greater than 80%	1,909	$6.0	3%	0.55%	$1	$3	$10	$38
Delegated Underwriting and Servicing (DUS ®) Loans: (5)								
DUS ® - Small Balance Loans (6)	8,452	$15.8	8%	0.20%	$1	$11	$3	$19
DUS ® - Non Small Balance Loans	12,948	$174.4	85%	0.08%	$(2)	$(67)	$(14)	$182
DUS ® - Total	**21,400**	**$190.3**	**93%**	**0.09%**	**$(1)**	**$(57)**	**$(11)**	**$201**
Non-DUS - Small Balance Loans (6)	10,380	$7.3	4%	0.34%	$2	$11	$23	$41
Non-DUS - Non Small Balance Loans	513	$7.5	4%	—	$2	$0	$41	$15
Non-DUS - Total	**10,893**	**$14.8**	**7%**	**0.17%**	**$4**	**$11**	**$63**	**$56**
Maturity Dates:								
Loans maturing in 2015	1,126	$4.6	2%	0.56%	$0	$(3)	$(1)	$20
Loans maturing in 2016	2,092	$10.8	5%	0.32%	$(2)	$8	$17	$30
Loans maturing in 2017	3,225	$15.7	8%	0.13%	$(3)	$(19)	$42	$84
Loans maturing in 2018	2,837	$16.0	8%	0.17%	$11	$(4)	$0	$35
Loans maturing in 2019	2,657	$20.1	10%	0.01%	$1	$1	$(3)	$21
Other maturities	20,356	$137.8	67%	0.06%	$(5)	$(29)	$(4)	$68
Loan Size Distribution:								
Less than or equal to $750K	7,230	$2.0	1%	0.22%	$0	$5	$7	$13
Greater than $750K and less than or equal to $3M	10,686	$16.2	8%	0.25%	$4	$19	$33	$45
Greater than $3M and less than or equal to $5M	4,281	$15.7	8%	0.18%	$3	$(9)	$2	$31
Greater than $5M and less than or equal to $25M	8,499	$88.7	43%	0.13%	$(4)	$(53)	$(18)	$141
Greater than $25M	1,597	$82.5	40%	—	$0	$(9)	$29	$28

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

(2) Negative values are the result of recoveries on previously recognized credit losses.

(3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding.

(4) Weighted average origination loan-to-value ratio is 66% as of March 31, 2015.

(5) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.

(6) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets.

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20 As of March 31, 2015 Unpaid Principal Balance ($ in Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) YTD 2015 Multifamily Credit Losses ($ in Millions) (2)(3) 2014 Multifamily Credit Losses ($ in Millions) (2)(3) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) 2012 Multifamily Credit Losses ($ in Millions) (3) Total Multifamily Guaranty Book of Business $205.1 100% 0.09% 58 $3 $(46) $52 $257 By Acquisition Year: 2015 $10.3 5%       2014 $28.7 14% 0.00% 1     2013 $27.2 13%   $0    2012 $30.0 15% 0.08% 2 $(1) $0 $0  2011 $20.6 10%   $0 $0 $(1) $0 2010 $14.3 7% 0.11% 3 $0 $2 $7 $1 2009 $13.8 7% 0.04% 3 $1 $(3) $(14) $17 2008 $13.7 7% 0.44% 18 $11 $(4) $(6) $60 2007 $18.9 9% 0.15% 13 $(2) $(17) $50 $123 Prior to 2007 $27.3 13% 0.22% 18 $(7) $(25) $17 $57 2005 2006 2007 2008 2009 2011 2010 2012 20132015 2014 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Year 11 SDQ (%) 20 5 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year 2005 2006 2015 2007 2008 2010 2009 2011201220132014 0. % 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Year 11 Cum ulat ive Def ault Rat e 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

FannieMae

Multifamily Credit Profile

As of March 31, 2015	Unpaid Principal Balance ($ in Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [(1)]	YTD 2015 Multifamily Credit Losses ($ in Millions) [(2)(3)]	2014 Multifamily Credit Losses ($ in Millions) [(2)(3)]	2013 Multifamily Credit Losses ($ in Millions) [(2)(3)]	2012 Multifamily Credit Losses ($ in Millions) [(3)]
Total Multifamily Guaranty Book of Business	$205.1	100%	0.09%	$3	$(46)	$52	$257
Region: [(4)]							
Midwest	$18.7	9%	0.28%	$15	$(3)	$(20)	$40
Northeast	$37.2	18%	0.09%	$1	$4	$(4)	$25
Southeast	$46.0	22%	0.11%	$3	$(22)	$6	$138
Southwest	$41.2	20%	0.12%	$(2)	$(21)	$(16)	$19
West	$61.9	30%	0.01%	$(13)	$(4)	$87	$35
Top Five States by UPB:							
California	$47.2	23%	0.01%	$(7)	$(2)	$4	$4
Texas	$21.9	11%	0.13%	$(2)	$(33)	$(8)	$6
New York	$21.6	11%	0.11%	$0	$2	$1	$7
Florida	$11.6	6%	0.05%	$0	$(8)	$11	$92
Washington	$7.7	4%	0.01%	$1	$0	$1	$0
Asset Class: [(5)]							
Conventional/Co-op	$183.2	89%	0.10%	$(5)	$(37)	$52	$242
Seniors Housing	$12.6	6%	—	$8	$(3)	—	—
Manufactured Housing	$5.4	3%	—	$0	$(2)	$0	$7
Student Housing	$3.9	2%	0.42%	$0	$(4)	$1	$7
Targeted Affordable Segment:							
Privately Owned with Subsidy [(6)]	$29.5	14%	0.15%	$(6)	$(4)	$(8)	$9
DUS & Non-DUS Lenders/Servicers:							
DUS: Bank (Direct, Owned Entity, or Subsidiary)	$80.5	39%	0.07%	$1	$(28)	$6	$55
DUS: Non-Bank Financial Institution	$116.9	57%	0.11%	$0	$(25)	$39	$180
Non-DUS: Bank (Direct, Owned Entity, or Subsidiary)	$6.6	3%	0.10%	$1	$2	$2	$17
Non-DUS: Non-Bank Financial Institution	$1.0	0%	0.07%	$1	$6	$5	$6
Non-DUS: Public Agency/Non Profit	$0.1	0%	—	—	—	$0	$0

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

(2) Negative values are the result of recoveries on previously recognized credit losses.

(3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding.

(4) For information on which states are included in each region, refer to Fannie Mae's 2014 Form 10-K.

(5) Conventional Multifamily/Cooperative Housing/Affordable Housing: Conventional Multifamily is a loan secured by a residential property comprised of five or more dwellings which offers market rental rates (i.e., not subsidized or subject to rent restrictions). Cooperative Housing is a multifamily loan made to a cooperative housing corporation and secured by a first or subordinated lien on a cooperative multifamily housing project that contains five or more units. Affordable Housing is a multifamily loan on a mortgaged property encumbered by a regulatory agreement or recorded restriction that limits rents, imposes income restrictions on tenants or places other restrictions on the use of the property. Manufactured Housing Communities: A multifamily loan secured by a residential development that consists of sites for manufactured homes and includes utilities, roads and other infrastructure. In some cases, landscaping and various other amenities such as a clubhouse, swimming pool, and tennis and/or sports courts are also included. Seniors Housing: A multifamily loan secured by a mortgaged property that is intended to be used for residents for whom the owner or operator provides special services that are typically associated with either "independent living" or "assisted living." Some Alzheimer's and skilled nursing capabilities are permitted. Dedicated Student Housing: Multifamily loans secured by residential properties in which college or graduate students make up at least 80% of the tenants. Dormitories are not included.

(6) The Multifamily Affordable Business Channel focuses on financing properties that are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

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22 Multifamily YTD 2015 Credit Losses by State Through 2015 Q1 ($ Millions) (1) Numbers: Represent YTD 2015 credit-related losses/(income) for each state which totaled $3M in losses for the three months ended March 31, 2015. States with no numbers had less than $500K in credit losses or less than $500K in credit-related income in YTD 2015. Shading: Represent Unpaid Principal Balance (UPB) for each state which totaled $205.1B as of March 31, 2015. Portfolio UPB Concentration by State as of 3/31/2015 (1) Total state credit losses will not tie to total YTD 2015 credit losses due to rounding. Negative values are the result of recoveries on previously recognized credit losses. Example: UPB in OH is $2.5B and YTD 2015 Credit Losses are $1M